PROMISSORY NOTE

$23,755,852                                                     Atlanta, Georgia
                                                                August  15, 2006


          FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation, and Ayin Holding Company Inc., a Delaware corporation and a wholly owned subsidiary of Charys Holding Company, Inc. (collectively the "Maker"), hereby promises to pay to the order of LORI H. MITCHELL, an individual
 -----
resident  of the State of Louisiana ("Seller"), at Lafayette, Louisiana, or such
                                      ------
other place as Seller shall designate in writing, in lawful money of the United States of America, the principal sum of Twenty Three Million Seven Hundred Fifty Five Thousand Eight Hundred and Fifty Two Dollars ($23,755,852) subject to the terms hereof, together with interest thereon, at the rate hereinafter set forth below, with such principal sum and interest being payable as set forth below. This promissory note ("Note") is being delivered in connection with that certain
                       ----
letter agreement, of even date herewith, by and among Complete Tower Sources, Inc., Mitchell Site Acq., Inc. and The Tower Company of Louisiana, LLC, the respective equityowners thereof, Maker, and Ayin Holding Company, Inc. (the "Letter Agreement"), and is subject in all respects to the terms and conditions
 -----------------
thereof. Terms not otherwise defined in this Note shall have the meaning set forth in the Letter Agreement.

     Section  I.     Rate  of  Interest
                     ------------------

          From and after the date hereof, simple interest shall accrue on the outstanding principal balance of this Note at a rate equal to nine percent (9%) per annum, calculated on the basis of 365 days per year and actual days elapsed.

     Section  II.     Payment  of  Principal  and  Interest
                      -------------------------------------

          The principal amount evidenced by this Note, plus accrued interest, shall be payable by Maker on September 30, 2006, or such later date as to which maturity shall have been extended pursuant to Section I(2) of the Letter
Agreement  (any  such  date, the "Maturity Date"). Maker shall have the right to
                                 --------------
prepay the indebtedness evidenced by this Note, in full or in part, at any time, without penalty, fee or charge. All prepayments shall be applied first to interest accrued hereunder, then to principal.

     Section  III.     Events  of  Default
                       -------------------

          For purposes of this Note, the occurrence of any of the following events or conditions shall constitute an event of default hereunder:

          (a) Maker shall fail to pay in full any amount under this Note upon the Maturity Date; or


          (b) Maker shall: (i) file a voluntary petition or assignment in bankruptcy or a voluntary petition or assignment or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or under any other act or law
                               ----------------
pertaining to insolvency or debtor relief, whether State, Federal, or foreign, now or hereafter existing; (ii) enter into any agreement indicating consent to, approval of, or acquiescence in, any such petition or proceeding; (iii) apply for or permit the appointment, by consent or acquiescence, of a receiver, custodian or trustee of all or a substantial part of its property; (iv) make an assignment for the benefit of creditors; (v) be unable or shall fail to pay its debts generally as such debts become due, or (vi) admit in writing its inability or failure to pay its debts generally as such debts become due; and

          (c) There occurs (i) a filing or issuance against Maker of an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether State, Federal or foreign, now or hereafter existing; (ii) the involuntary appointment of a receiver, liquidator, custodian or trustee of Maker or for all or a substantial part of its property; or (iii) the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Maker and such shall not have been discharged (or provision shall not have been made for such discharge), or stay of execution thereof shall not have been procured, within fifteen (15) days from the date of entry thereof.

          Upon any such event of default, the total outstanding principal and accrued, unpaid interest shall become immediately due and payable, and the entire unpaid principal of this Note shall bear interest until paid at a rate of interest equal to twelve percent (12%), computed on the basis of 365 days per year for the actual number of days elapsed. Forbearance by Seller to exercise its rights with respect to any failure or breach of Maker shall not constitute a waiver of the right as to any subsequent failure or breach.

     Section  IV.     Security  for  Obligations
                      --------------------------

          Payment of this Note is secured by a pledge of the collateral described in the Pledge Agreement, dated of even date herewith, attached hereto as Exhibit A (the "Pledge Agreement"). In the event Maker fails to make payment
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under  this  Note  upon the Maturity Date, Seller shall have available to it the remedies  set  forth  under  the  Pledge  Agreement.

     Section  V.     General  Provisions
                     -------------------

          In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Maker or inadvertently received by Seller, then such excess sum shall be credited as a payment of principal, unless Maker shall notify Seller, in writing, that Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that Maker not pay and Seller not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker under applicable law.


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          Time  is  of  the  essence  of  this  Note  and,  in case this Note is collected by law or through an attorney at law, or under advice herefrom, Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses.

          THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).

         (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)


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          IN  WITNESS  WHEREOF,  the undersigned Maker has hereunto executed and sealed  this  instrument  as  of  the  day  and  year  first  above  written.

                                        MAKER:

                                        CHARYS  HOLDING  COMPANY,  INC.


                                        By:
                                             --------------------------
                                                Billy V. Ray, Jr.
                                                Chief Executive Officer


                                        AYIN  HOLDING  COMPANY  INC.


                                        By:
                                             --------------------------
                                                Jimmy R. Taylor
                                                President


                                        AGREED AND ACKNOWLEDGED BY:


                                        SELLER:


                                        --------------------------
                                        Lori H. Mitchell


                       (Signature Page to Promissory Note)

ASSIGNMENT  SEPARATE  FROM  CERTIFICATE


                                   STOCK POWER


FOR  VALUE RECEIVED, AYIN HOLDING COMPANY INC., a Delaware corporation, Assignor
herein,  hereby  sells, assigns and transfers unto                  , 100 shares
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of  the common stock, no par value per share, of Complete Tower Sources, Inc., a
Louisiana  corporation  (the  "Corporation"), standing in the assignor's name on
the  books  of  said  Corporation  represented  by Certificate No.    , and does
                                                                   ---
hereby irrevo-cably constitute and appoint the Secretary of the Corporation attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.


Dated:  August  15,  2006.

                                        Ayin  Holding  Company  Inc.


                                        ----------------------------
                                        Name:  Jimmy  R.  Taylor
                                        Title:  President

In  presence  of:


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